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                                                                   EXHIBIT 10.1





SC Holding, Inc., a corporation having a place of business at 6600 Powers Ferry Road, Atlanta, GA 30339, ("SCHI"), and Integrated Systems Solutions Corporation, having its headquarters at Route 100, Somers, New York 10589 ("ISSC"), agree that the following terms and conditions ("Amendment 2") amend and/or supplement the Agreement for Information Technology Services, dated January 4, 1996, between Central Health Management Services, Inc. (NCHMS") and ISSC (the "Agreement"). This Amendment 2 includes, by either incorporation or correction, applicable previous Amendments, Schedules, Supplements and Letter Agreements and changes the section(s) of the Agreement, Schedules, Supplement and previous Amendments as indicated below. Unless modified herein, all other terms defined in the Agreement, Schedules, Supplement and any previous Amendments shall have the same meaning when used in this Amendment. All terms and conditions of the Agreement, Schedules, Supplement and subsequent Amendments not otherwise specifically amended or supplemented herein remain unchanged and in full force and effect.

The Term of this Amendment will begin as of the date it is executed by the Parties or upon commencement of any Services provided hereunder, whichever is first, and will run concurrently with the Agreement. Termination provisions of the Agreement apply to this Amendment.

1.       AGREEMENT

1.1      TITLE PAGE, SECTION 2

         Central Health Management Services, Inc. ("CHMS") is changed to SC Holding, Inc. ("SCHI") and all references to Central Health Management Services, Inc. or CHMS in the Agreement, Schedules or Supplement shall be deemed to mean SC Holding, Inc. or SCHI as applicable.

1.2      SECTION 4.1(A)

         For consistency with the Transition Plan described in Schedule H, a period "." has been inserted in the 8th line after "Commencement Date", and remainder starting with " which period shall --" is deleted.
         Section 4.1 (a) of the Agreement shall be as follows;

             Within thirty (30) days after the Effective Date, ISSC and CHMS will complete the development and preparation of, and will reach agreement on, the details of the "Transition Plan" set forth in Schedule H, describing the transition from CHMS to ISSC of the Affected Employees; the transition of the administration, management and financial responsibility for the Third Party Agreements; and the transition of the performance of the functions, responsibilities and tasks currently performed by CHMS which constitute a part of the Services. The Transition Plan shall be implemented and completed over a mutually agreed period as set forth in the Transition Plan starting on the Commencement Date.

1.3      SECTION 12

         The following has been added as a new Section 12.7;

         12.7 YEAR 2000

         ISSC is not providing any Year 2000 services (for example, Year 2000 assessment, conversion or testing) under this Agreement. ISSC shall not be responsible for its failure to perform any of its obligations (including, for example, meet Performance Standards or Minimum Service Levels) under this Agreement, if such failure is the result, directly or indirectly, of the inability of (1) a customer's, (2) a third party's, or (3) ISSC's (previously installed or out of scope) products (for example, software, hardware or firmware) ("Other Products") to correctly process, provide, and/or receive date data and properly exchange accurate date data with products or deliverables provided by ISSC under this Agreement. ISSC assumes no responsibilities or obligations to cause products or deliverables provided by ISSC to accurately exchange date data with such Other Products or to cause such Other Products to accurately exchange date data with products or deliverables


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         provided by ISSC unless such Other Products can properly exchange accurate date data with products or deliverables provided by ISSC under this Agreement.

2.       AMENDMENT I - (NAME CHANGE AMENDMENT)

The company name in Amendment 1 is revised to correct Simione Central Holding, Inc. to read "SC Holding, Inc.".

3.       SCHEDULE C

Schedule C is now Intentionally Blank as there are no SCHI Machines being used by ISSC to provide the Services.

A revised Schedule C dated July 31, 1997 is attached and incorporated as part of this Amendment 2.

4.       SCHEDULE D

Schedule D has been updated to reflect the new processing equipment being used by ISSC to provide the Services.

A revised Schedule D dated July 31, 1997 is attached and incorporated as part of this Amendment 2.

5.       SCHEDULE E

5.1.     SECTION E-I.IV. B.

         Added the following SCHI responsibility as Section E-I.IV.B.10:

         10. provide ISSC with access to all SCHI remote sites, as required, for problem diagnosis and resolution of WAN problems.

5.2      SECTION E- I.VIII

         Added new "Section E-l.Vlll Operational Responsibilities" referencing the Operational Responsibilities Matrices set forth in Exhibit E-2.

5.3      SECTION E-2.111.B

         Changed references to Chart E-3 to Chart E-2.

5.4      EXHIBIT E-1 CHART E-3

         Changed Chart E-3 Network Response Time to Chart E-2 Network Response time.

5.5      EXHIBIT E-1 CHART E-4, ITEM #3

         Deleted all the bullet items - Initial Response Time:, Closure of Workaround:, PMR Status Update:, Required; Resolution Plan: and Severity 1: - in their entirety.

5.6      EXHIBIT E-2

         Inserted the Operational Responsibilities Matrices agreed to by ISSC and SCHI under Letter Agreement dated March 6, 1996 as Exhibit E-2 of Schedule E.

A revised Schedule E dated July 31, 1997 is attached and incorporated as part of this Amendment 2.


6.       SCHEDULE G

Inserted the listing of SCHI's Critical Applications Libraries to Section G-3 of Schedule G.

A revised Schedule G dated July 31, 1997 is attached and incorporated as part of this Amendment 2.

7.       SCHEDULE H


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7.1     SECTION H-1 STOP 2

        Deleted the second to last bullet ["Move Processor A and Processor B to ISSC facility (scheduled to be completed 611/96)] and replaced with the following:

        [   Begin remote operation of Processor A and Processor B from ISSC facility June 1, 1996.

7.2     SECTION H-1 STOP 3

         (a       Deleted the last three items (Upgrade Processor A ....... ;
                  Migrate and consolidate ..... : and Idle Processor B) and
                  inserted the following:

                  [ Migrate and consolidate all Processor A and Processor B applications to new PowerPC Processor at ISSC's Data Center by March 15, 1997

         (b       Added the following as new items in Step 3"

                  ( SCHI and ISSC agree to develop a data archive approach by August 31, 1997 to move historical data from disk to another storage media (such as tape)

                  ( SCHI shall remove all product development activity from production processors by March 31, 1998. The Parties shall conduct a checkpoint meeting by October 31, 1997 to finalize the transition plan for such removal.

                  ( SCHI shall remove all MSI applications and production datasets from production Processors by October 31, 1997

7.3      SECTION H-1 STEP 4

         Deleted the heading and text in their entirety and replaced with the following:

         STEP 4: SUBSEQUENT POWERPC UPGRADES, BEGIN AFTER ISSC DETERMINES THAT ADDITIONAL SCHI BUSINESS VOLUMES WARRANT IMPLEMENTATION OF STEP 4.

         (        Upgrade Processor C to PowerPC technology

         ( Place Processor C into production as required for additional new SCHI customers

A revised Schedule H dated July 31, 1997 is attached and incorporated as part of this Amendment 2.

8.       SCHEDULE J

8.1      SECTION IV.A

         The "Assumed Protection Index" table following the second paragraph has been deleted and replaced with the "Protection Index" table previously agreed to by the Parties under the February 13, 1996 letter agreement.

8.2      SECTION IV.B

         The "Assumed Actual Inflation' chart has been updated to substantiate examples used in later Sections.

8.3      SECTION IV.C

         This Section has been updated with the new Protection Indices and Assumed Actual Inflation numbers and COLA example has been recalculated using same.

8.4      SECTION VI.K

         (a       Deleted the first phrase of the first sentence "CHMS has
                  stated ..... December 1997," and inserted the following:


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          SCHI shall remove MSI software, datasets and development processing from the ISSC processor(s) no later than October 31, 1997, ...

     (b   Deleted the first phrase of the sixth sentence "In the event that .... December 1997," and replaced it with the following:

          In the event that SCHI does not remove MSI software, datasets and development processing from the ISSC processor(s) by October 31, 1997,
          ...

     (c Deleted the last sentence "The efficiencies attributed ... per million Customer Visits."

     (d Deleted the second paragraph 'In the event that ... December 31,1997." in its entirety.

8.5  SECTION VILL

     Added a new Section VIII Volume Sensitive Pricing setting forth the terms and conditions of same.

A revised Schedule J dated July 31, 1997 is attached and incorporated as part of this Amendment 2.

9.   SCHEDULE K

9.1  ISSC WILL:

     Inserted in Item #4 "for ISSC personnel only" immediately after "privileged system access"

9.2  SCHI WILL:

     Added as a new Item #1 1:

              11. be responsible for its own privileged system access and shall perform an annual revalidation of privileged authorities.

9.3  CONTROLS MAINTAINED BY ISSC

     a) Inserted the following as the second sentence of the first (single sentence) paragraph in the AS/400 Resources section :

              ISSC shall be responsible for ISSC operating system libraries and applications.

     b) Inserted the following as the third paragraph of this AS/400 Resources section:

              ISSC will control and be responsible for QSECOFR and all IBM system supplied profiles.

9.4      CONTROLS MAINTAINED BY SCHI

         (a   Deleted paragraphs 4 (SCHI will control and be responsible for
              ...... ) and paragraph 5 (SCHI will coordinate the QSECOFR
              ....... ) in their entirety.

         (b   Inserted the following as a new paragraphs 4, 5 and 6:

              SCHI will follow ISSC procedures to obtain approval and access to QSECOFR. SCHI will designate one management person and one backup who will be able to obtain the OSECOFR password. SCHI will be responsible for maintaining the contact list and shall notify ISSC promptly of any changes to the authorization list. ISSC will utilize the practices it deems are necessary to control the disclosure of a password. SCHI personnel who are provided the password are prohibited from providing that password to any other SCHI employee.

              When SCHI performs security administration functions (user ID processing and password authorization) the *SECADM user class and *SECADM special authority shall be reserved only for those employees performing such tasks. SCHI shall perform an annual revalidation of such employees.


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         SCHI shall require any user accessing any system under ISSC control to perform an individual USERID and password validation when accessing any ISSC system.

A revised Schedule K dated July 31, 1997 is attached and incorporated as part of this Amendment 2.

10.      SCHEDULE M

Updated Schedule M dated January 4, 1996.

A revised Schedule M dated July 31, 1997 is attached and incorporated as part of this Amendment 2.

11.      SCHEDULE P

Have included a new Schedule, Schedule P, to list and describe New Services that the Parties have agreed to be subject to the terms and conditions of the Agreement which will incorporate existing and future Letter Agreements executed by the Parties.

The charges for the executed Letter Agreements are not included in the Annual Services Charge listed in the Supplement and will invoiced as separate line items on the monthly invoice pursuant to the payment terms of the individual Letter Agreement. For those Letter Agreements that transcend a calendar year, the COLA provisions of the Agreement shall apply.

A new Schedule P dated May 19, 1997 is attached and incorporated as part of this Amendment 2 and will be updated to reflect Current Letter Agreements not incorporated in this Amendment 2 prior to execution of this Amendment 2.

12.      SUPPLEMENT

12.1     ORIGINAL CHARGES

         (a Changed the Annual Services Charges Years 1997 through 2005 to delete the charges for the Martha Jefferson Account that did not materialize.

         (b Added the Protection Index numbers agreed to in Letter Agreement dated February 13, 1996.

12.2     VOLUME SENSITIVE CHARGES

         (a       Added the new "Volume Sensitive Annual Services Charges".

         (b Added the Protection Index numbers agreed to in Letter Agreement dated February 13, 1996.

         (c       Added the Termination Charges for Volume Sensitive Pricing.

12.3     BASELINES

         (a Changed the Original Customer Visits Baselines for Years 1997 through 2005 to delete the Customer Visits attributable to the Martha Jefferson Account that did not materialize.

         (b       Added the new Volume Sensitive Customer Visits Baselines.

12.4     ADDITIONAL RESOURCE CHARGE RATES (PER MONTH)

         (a       Added the Volume Sensitive CVC rates ($ per Visit) matrix.

         (b Added "Note 1 " describing the application of Volume Sensitive CVC Rates when computing changes in Annual Services for acceleration or deferral of Customer Visits.

12.5     NETWORK RATES

         (a Have included a new rates section for super large remote sites using 512 Kbps communication lines.


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         b)       Added "Note 2' concerning performance problems when using
                  under-capacity backup lines.

A revised Supplement dated July 31, 1997 is attached and incorporated as part of this Amendment 2.

VI.  RESTATED SCHEDULES

Schedules A, B, F, L, I, N and O have been updated to reflect the name change and are attached hereto dated July 31, 1997.


THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE UNDERSTANDING BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THE AMENDMENTS, 2) THE SUPPLEMENT,
3) THE SCHEDULES, AND 4) THE AGREEMENT. THIS STATEMENT OF THE AMENDMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER DESCRIBED IN THIS AMENDMENT.



 Accepted by:                              Accepted by:
 INTEGRATED SYSTEMS SOLUTIONS CORPORATION  SC HOLDING, INC.

 By:  /s/ M. D. Presley                     By: /s/ James A. Tramonte
    -------------------------------------     ---------------------------------
        Authorized Signature                      Authorized Signature

     M. D. Presley            7/31/97               James A. Tramonte   7/31/97
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 Name (Type or Print)            Date      Name (Type or Print)           Date